 March 11, 2005

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
         Re:      The Prudential Discovery Select Group Variable Contract Account
                  (File No. 811-08091)

                  Discovery Select Group Retirement Annuity
                  (File No. 333-23271)
Dear Commissioners:

On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that the Account's annual report for the period ending December 31, 2004 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Core Equity, AIM V.I. Premier Equity, Janus Mid Cap Growth, Janus International Value Portfolio, MFS Emerging Growth, MFS Research Series, OpCap Managed, OpCap Small Cap, T. Rowe Price Equity Income, T. Rowe Price International Stock, Credit Suisse Trust Global Post-Venture Capital, The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Prudential Value, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison and Stock Index Portfolios.
Filer/Entity:              AIM Variable Insurance Funds
Registration No.:          811-07452
CIK No.:                   0000896435
Accession No.:             0001193125-05-037510
Date of Filing:            02/25/2005

Filer/Entity               Credit Suisse Trust
Registration No.:          811-07261
CIK No.                    000941568
Accession No.:             0001047469-05-005665
Date of Filing:            3/08/2005

Filer/Entity:              Janus Aspen Series
Registration No.:          811-07736
CIK No.:                   0000906185
Accession No.:             0000906185-05-000003
Date of Filing:            02/25/2005

Filer/Entity:              MFS Variable Insurance Trust
Registration No.:          811-08326
CIK No.:                   0000918571
Accession No.:             0000950156-05-000127
Date of Filing:            03/04/2005

Filer/Entity               PIMCO Advisors VIT
Registration No.:          811-08512
CIK No.                    0000923185
Accession No.:             0001047469-05-006085
Date of Filing:            3/10/2005

Filer/Entity:              T. Rowe Price Equity Series Inc.- Equity Income Portfolio
Registration No.:          811-07143
CIK No.:                   0000918294
Accession No.:             0000918294-05-000008
Date of Filing:            02/28/2005

Filer/Entity               T. Rowe Price International Stock Portfolio
Registration No.:          811-07145
CIK No.:                   0000918292
Accession No.:             0000918292-05-0000003
Date of Filing:            02/28/2005

Filer/Entity               The Prudential Series Fund, Inc.
Registration No.:          811-03623
CIK No.                    0000711175
Accession No.:             0001193125-04-037239
Date of Filing:            03/10/2005
If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

/s/C. Christopher Sprague
C. Christopher Sprague
Vice President and Corporate Counsel